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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 31, 2003

                        CASH AMERICA INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TEXAS                   1-9733                  75-2018239
(STATE OF INCORPORATION) (COMMISSION FILE NO.)(IRS EMPLOYER IDENTIFICATION NO.)


                              1600 WEST 7TH STREET
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 335-1100


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 2003, pursuant to an Asset Purchase Agreement dated June 30, 2003 (the "Purchase Agreement"), Cash America International, Inc. ("Cash America"), through its wholly owned subsidiary, acquired substantially all of the assets of Cashland, Inc., an Ohio corporation ("Cashland"). At the closing of the transaction, Cash America issued acquisition consideration consisting of cash and 1,533,333 shares of Cash America common stock having a combined value of approximately $51 million, including estimated transaction costs. The amount and type of consideration were determined on the basis of arm's length negotiations between Cash America and Cashland. The acquired assets constituted the business assets of Cashland's consumer finance centers operated at 121 locations in Ohio and Kentucky. Cash America intends to continue to operate the consumer finance business in a manner consistent with its previous operation. No real estate was acquired in the transaction.

         To finance the transaction, Cash America entered into a First Amendment to Credit Agreement dated July 30, 2003 (the "First Amendment"), to amend the Credit Agreement dated August 14, 2002 (the "Credit Agreement") among Cash America and the "Lenders" named therein, Wells Fargo Bank Texas, National Association, as Administrative Agent, and Bank One, N.A., as Documentation Agent. With the First Amendment, Cash America increased the amount of its line of credit under the Credit Agreement from $90 million to $135 million. The Credit Agreement was previously filed with the Securities and Exchange Commission, and the First Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

         The Purchase Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. Cash America's press release dated August 4, 2003 announcing the closing of the acquisition is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements

         Financial statements are not required pursuant to Rule 3-05(b) of Regulation S-X of the Securities Act of 1933, as amended.

(b)      Pro Forma Financial Information

         Pro forma financial information is not required pursuant to Rule 11 of Regulation S-X of the Securities Act of 1933, as amended.

(c)      Exhibits

         2.1 Asset Purchase Agreement (the "Purchase Agreement") dated June 30, 2003, by and among Cash America, Cashland, Inc., Schear Financial Services, Inc., Lee Schear, and the Mafre A. Brunner Irrevocable Trust dated May 12, 1993. (The Exhibits and Schedules to the Purchase Agreement, a list of which is included in the Purchase


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                  Agreement, are not being filed as Exhibits to this Current
                  Report on Form 8-K. Cash America agrees to furnish supplementally a copy of any such Exhibits and Schedules to the Securities and Exchange Commission upon request.)

         10.1 First Amendment to Credit Agreement dated July 31,2003 among Cash America and the Lenders named therein, Wells Fargo Bank Texas, National Association, as Administrative Agent, and Bank One, N.A., as Documentation Agent.

         99.1 Press release dated August 4, 2003 announcing the closing of the acquisition by Cash America of substantially all of the assets of Cashland, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CASH AMERICA INTERNATIONAL, INC.


Date: August 15, 2003                 By:    /s/ Hugh A. Simpson
                                          -------------------------------------
                                             Executive Vice President, General
                                             Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
2.1               Asset Purchase Agreement dated June 30, 2003 by and among
                  Cashland, Inc., Schear Financial Services, Inc., Lee Schear,
                  The Mafre A. Brunner Irrevocable Trust dated May 12, 1993, and
                  Cash America International, Inc.

10.1              First Amendment to Credit Agreement dated July 31, 2003 among
                  Cash America and the Lenders named therein, Wells Fargo Bank
                  Texas, National Association, as Administrative Agent, and Bank
                  One, N.A., as Documentation Agent..

99.1              Press release dated August 4, 2003, issued by Cash America
                  International, Inc.


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